UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2024

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (332) 236-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously disclosed in the Current Report on Form 8-K filed by Acacia Research Corporation (the “Company”) on October 21, 2024 with the U.S. Securities and Exchange Commission (the “Original Form 8-K”), on October 18, 2024 (the “Closing Date”), Deflecto Holdco LLC (“Purchaser”), a wholly-owned subsidiary of the Company, acquired Deflecto Acquisition, Inc. (“Deflecto”), pursuant to that certain Stock Purchase Agreement (the “Stock Purchase Agreement”) entered into on the same day with Deflecto Holdings, LLC and Evriholder Finance LLC (collectively, the “Sellers”), Deflecto and the Sellers’ Representative named therein. Pursuant to the Stock Purchase Agreement, Purchaser purchased all of the issued and outstanding equity interests of Deflecto, upon the terms and subject to the conditions of the Stock Purchase Agreement (such purchase and sale, together with the other transactions contemplated by the Stock Purchase Agreement, the “Transaction”). The Transaction closed simultaneously with the execution of the Stock Purchase Agreement on October 18, 2024.

The Company is filing this Amendment to amend and supplement the Original Form 8-K to provide the financial statements and pro forma financial information relating to the Transaction required under Item 9.01 of Form 8-K as set forth below, which are incorporated herein by reference, and which were excluded from the Original Form 8-K in reliance on the instructions to such item. This Amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company would have achieved had the Transaction been completed prior to the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after completion of the Transaction.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The Audited Consolidated Financial Statements of Deflecto Acquisition, Inc. and Subsidiaries as of and for the year ended December 31, 2023, and the notes related thereto, are filed as Exhibit 99.1 and incorporated herein by reference.

The Unaudited Consolidated Financial Statements of Deflecto Acquisition, Inc. and Subsidiaries as of and for the six months ended June 30, 2024, and the notes related thereto, are filed as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the six months ended June 30, 2024 and the year ended December 31, 2023, and the notes related thereto, are filed as Exhibit 99.3 and incorporated herein by reference. The Unaudited Pro Forma Condensed Combined Financial Statements give effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of Baker Tilly US LLP.
99.1	Audited Consolidated Financial Statements of Deflecto Acquisition, Inc. and Subsidiaries as of and for the year ended December 31, 2023.
99.2	Unaudited Consolidated Financial Statements of Deflecto Acquisition, Inc. and Subsidiaries as of and for the six months ended June 30, 2024.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Acacia Research Corporation as of and for the six months ended June 30, 2024 and the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2025
ACACIA RESEARCH CORPORATION

	By:	/s/ Jason Soncini
	Name:	Jason Soncini
	Title:	General Counsel